UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry Into a Material Definitive Agreement.
On December 17, 2020, Provident Life and Accident Insurance Company, The Paul Revere Life Insurance Company and Unum Life Insurance Company of America (the “Ceding Companies”), wholly-owned subsidiaries of Unum Group (“Unum”), completed the first phase of the previously announced transaction (the “Transaction”) contemplated by the Master Transaction Agreement, dated December 16, 2020 (the “Master Transaction Agreement”), with Commonwealth Annuity and Life Insurance Company (“Commonwealth”), as previously reported in Unum’s Current Report on Form 8-K filed December 16, 2020. Pursuant to the Master Transaction Agreement, on December 17, 2020, each of the Ceding Companies entered into a reinsurance agreement with Commonwealth (the “Reinsurance Agreements”), pursuant to which Commonwealth has reinsured a substantial portion of the closed block individual disability insurance business issued and assumed by the Ceding Companies.

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of (a) the Master Transaction Agreement and (b) the Reinsurance Agreements. Copies of the Reinsurance Agreements are filed herewith as Exhibits 2.1, 2.2 and 2.3 and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Reinsurance Agreement, dated December 17, 2020, by and between Provident Life and Accident Insurance Company and Commonwealth Annuity and Life Insurance Company.
2.2	Reinsurance Agreement, dated December 17, 2020, by and between The Paul Revere Life Insurance Company and Commonwealth Annuity and Life Insurance Company.
2.3	Reinsurance Agreement, dated December 17, 2020, by and between Unum Life Insurance Company of America and Commonwealth Annuity and Life Insurance Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: December 22, 2020	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary